                                 EXHIBIT 10.1



                                    Page 80
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                   [LOGO OF NEWBRIDGE NETWORKS APPEARS HERE]


                        NEWBRIDGE NETWORKS CORPORATION
                  CONSOLIDATED KEY EMPLOYEE STOCK OPTION PLAN


1.   Purpose of the Plan

     The purpose of the Newbridge Networks Corporation Consolidated Key Employee Stock Option Plan is to develop the interest of and provide an incentive to eligible employees, directors and consultants of Newbridge Networks Corporation (the "Corporation") and its subsidiaries in the Corporation's growth and development by granting to eligible employees, directors and consultants from time to time options to purchase Common Shares of the Corporation, thereby advancing the interests of the Corporation and its shareholders.

2.   Definitions

     In this Plan:

     (a)  "Associates" has the meaning assigned by the Ontario Securities Act;

     (b)  "Board of Directors" means the board of directors of the Corporation;

     (c)  "Committee" means:

          (i) with respect to Participants, the Employee Compensation Committee of three or more members appointed by the Board of Directors to administer the Plan and the Board of Directors if no Employee Compensation Committee has been appointed; and

          (ii) with respect to Director Participants, the Board of Directors;

     (d)  "Common Shares" means the common shares of the Corporation;

     (e) "Corporations Act" means the Canada Business Corporations Act, as amended, and the regulations promulgated thereunder.

     (f) "Date of Grant" means, for any Option, the date upon which the Option was granted;

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     (g)  "Director Participant" means a director of the Corporation who is not an employee of the Corporation;

     (h) "Disability" means permanent and total disability as determined under policies established by the Committee for the purposes of the Plan;

     (i) "Exercise Period" means, with respect to any Option Shares, the period during which an Optionee may purchase such Option Shares;

     (j) "Insider" means an insider of the Corporation as defined in the "Employee Stock Option and Stock Purchase Plans, Options for Service and Related Matters" section of The Toronto Stock Exchange Company Manual;

     (k) "Ontario Securities Act" means the Securities Act, RSO 1990, c.s 5, as amended;

     (l) "Option" means a non-assignable and non-transferable option to purchase Common Shares granted pursuant to the Plan;

     (m) "Optionee" means a Participant or a Director Participant who has been granted one or more Options;

     (n) "Option Shares" means Common Shares which are subject to purchase upon the exercise of outstanding Options;

     (o) "Participant" means a current or former full-time permanent employee of the Corporation or any of its Subsidiaries or a director (other than a Director Participant) of any Subsidiary of the Corporation, or a person (other than a Director Participant) or corporation or other entity providing consulting or similar services to the Corporation or any of its Subsidiaries;

     (p) "Plan" means the Newbridge Networks Corporation Consolidated Key Employee Stock Option Plan as set out herein;

     (q) "Plan Shares" means that number of Common Shares reserved for issuance pursuant to the exercise of stock options in accordance with the terms of the Plan;

     (r) "Retirement" means retirement from active employment with the Corporation or a Subsidiary in accordance with the Corporation's or Subsidiary's policies from time to time relating to mandatory or early retirement of employees, or with the consent for purposes of the Plan of such officer of the Corporation as may be designated by the Committee, at or after such earlier age and upon the completion of such years of service as the Committee may specify; and

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     (s)  "Subsidiary" means any corporation in which the Corporation, directly or through one or more corporations which are themselves Subsidiaries of the Corporation, owns 50% or more of the shares eligible to vote at meetings of the shareholders.

3.   Eligibility

     All Participants and Director Participants shall be eligible to participate in the Plan. Eligibility to participate shall not confer upon any Participant any right to be granted Options pursuant to the Plan. The extent to which any Participant shall be entitled to be granted Options pursuant to the Plan shall be determined in the sole and absolute discretion of the Committee.

     Provided however that:

          (i) The number of Common Shares reserved for issuance to any one person pursuant to Options shall not exceed 5% of the outstanding issue; and

          (ii) The number of Common Shares reserved for issuance pursuant to Options granted to Insiders shall not exceed 10% of the outstanding issue;

          (iii) The number of Common Shares issued to Insiders within a one year period pursuant to the Plan shall not exceed 10% of the outstanding issue; and

          (iv) The number of Common Shares issued to any one Insider and such Insider's Associates within a one-year period shall not exceed 5% of the outstanding issue.

     For purposes of the meaning of "outstanding issue" in (iii) and (iv) above, this shall be determined on the basis of the number of Common Shares that are outstanding immediately prior to the share issuance in question, excluding shares issued pursuant to the Plan over the preceding one-year period.

4.   Number of Option Shares Available for Grants

     The Plan Shares shall not exceed 25,000,000 Common Shares, subject to the adjustment of such number pursuant to paragraph 18.

     No Option may be granted by the Committee which would have the effect of causing the total number of all Option Shares to exceed the number of Plan Shares.

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     Upon the expiration, cancellation or termination, in whole or in part, of an unexercised Option, the Option Shares subject to such Option shall be available for other Options to be granted from time to time.

5.   Granting of Options

     The Committee may from time to time grant Options to Participants to purchase a specified number of Common Shares at a specified exercise price per share. The number of Option Shares to be granted, the exercise price, the Date of Grant, and such other terms and conditions of the Option shall be as determined by the Committee.

     The Committee shall grant Options to Director Participants upon the occurrence of the events set forth in Schedule I to the Plan. For all such Options, the Date of Grant, exercise price and number of Option Shares shall, subject to the adjustment of the number of Option Shares pursuant to paragraph 18, be as set forth in Schedule I, and such other terms and conditions of the Option as determined by the Committee.

6.   Exercise Price

     The exercise price per Common Share purchasable under an Option shall not be lower than the average of the average of the daily high and low board lot trading prices on the Toronto Stock Exchange for the five days preceding the Date of Grant, rounded to the next highest cent.

7.   Exercise Period

     Unless otherwise specified by the Committee at the time of granting an Option, and except as otherwise provided in the Plan, each Option shall be exercisable in the following installments:

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

     Percentage of Total Number
     of Option Shares Which
     May Be Purchased                   Exercise Period

     ------------------------------     --------------------------------
     25%                                From the first anniversary of the
                                        Date of Grant to and including the
                                        fifth anniversary of the Date of Grant

     25%                                From the second anniversary of the
                                        Date of Grant to and including the
                                        fifth anniversary of the Date of Grant

     25%                                From the third anniversary of the
                                        Date of Grant to and including the
                                        fifth anniversary of the Date of Grant

     25%                                From the fourth anniversary of the
                                        Date of Grant to and including the
                                        fifth anniversary of the Date of Grant

     Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of Common Shares with respect to which it is then exercisable. The Committee shall have the right to accelerate the date upon which any installment of any Option is exercisable.

8.   Term of Options

     Subject to accelerated termination as provided for in the Plan, each Option shall, unless otherwise specified by the Committee, expire on the fifth anniversary of the Date of Grant, provided, however, that no Option may be exercised after the tenth anniversary of the Date of Grant.

9.   Exercise of Options

     An Optionee or the transferee of an Option pursuant to paragraph 14 may, at any time within the Exercise Period elect to purchase all or a portion of the Option Shares which the Optionee is then entitled to purchase by delivering to the Corporation a completed notice of exercise, specifying the Date of Grant of the Option being exercised, the exercise price of the Option and the number of Option Shares the Optionee desires to purchase. The notice of exercise shall be accompanied by payment in full of the purchase price for such Option Shares.

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     Payment can be made by cash, certified cheque, bank draft, money order or the equivalent payable to the order of the Corporation.

10.  Withholding of Tax

     If the Corporation determines that under the requirements of applicable taxation laws it is obliged to withhold for remittance to a taxing authority any amount upon exercise of an Option, the Corporation may, prior to and as a condition of issuing the Option Shares, require the Optionee or the transferee of an Option pursuant to paragraph 14 exercising the Option to pay to the Corporation, in addition to and in the same manner as the purchase price for the Option Shares, such amount as the Corporation is obliged to remit to such taxing authority in respect of the exercise of the Option. Any such additional payment shall, in any event, be due no later than the date as of which the applicable amount must be remitted by the Corporation to the appropriate taxing authority.

11.  Share Certificates

     Upon exercise of an Option and payment in full of the purchase price and any applicable tax withholdings, the Corporation shall cause to be issued and delivered to the Optionee within a reasonable period of time a certificate or certificates in the name of or as directed by the Optionee representing the number of Common Shares the Optionee has purchased.

12.  Termination of Employment or Services

          Unless otherwise determined by the Committee, if an Optionee's employment or services as a director or consultant terminate for any reason other than death, Disability or Retirement, any Option held by such Optionee shall expire and be cancelled upon the earlier of the 60th day following such termination or the expiration of the stated term of such Option.

     Options shall not be affected by any change of employment within or among the Corporation or its Subsidiaries or by termination of services as a director, unless otherwise determined by the Committee, so long as the Participant continues to be an employee of or consultant to the Corporation or a Subsidiary or a director of the Corporation or a Subsidiary.

13.  Termination by Reason of Death, Disability or Retirement

     Unless otherwise determined by the Committee, if an Optionee's employment or services as a director or consultant terminate by reason of death, Disability or Retirement, any Option held by such Optionee shall expire and be cancelled upon the earlier of the 180th day following such termination or the expiration of the stated term of such Option.

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14.  Transfer and Assignment

     Options granted under the Plan are not assignable or transferable by the Optionee or the Optionee's personal representative or subject to any other alienation, sale, pledge or encumbrance by such Optionee except by will or by the laws of intestacy. During the Optionee's lifetime Options shall be exercisable only by the Optionee or the Optionee's personal representatives. The obligations of each Optionee shall be binding on his heirs, executors and administrators.

15.  No Right to Employment

     The granting of an Option to a Participant under the Plan does not confer upon the Participant any right to expectation of employment by, or to continue in the employment of, the Corporation or any Subsidiary, or to be retained as a consultant by the Corporation or any Subsidiary.

16.  Rights as Shareholders

     The Optionee or the transferee of an Option pursuant to paragraph 14 shall not have any rights as a shareholder with respect to Option Shares until the Common Shares have been duly purchased and paid for in accordance with the terms of the Plan.

17.  Administration of the Plan

     The Plan shall be administered by the Committee. No member of the Committee, while a member, shall be eligible to participate in the Plan other than with respect to Options granted as set forth in Schedule I to the Plan. Subject to the terms of the Plan, the Committee shall have the authority to:

     (a) determine the individuals and entities (from among the class of individuals and entities eligible to receive Options) to whom Options may be granted;

     (b)  determine the number of Common Shares to be subject to each Option;

     (c) determine the terms and conditions of any grant of Option, including but not limited to

          (i)    the time or times at which Options may be granted;

          (ii)   the exercise price at which Option Shares may be purchased;

          (iii) the time or times when each Option shall become exercisable and the duration of the Exercise Period;

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          (iv)   whether restrictions or limitations are to be imposed on Option
                 Shares, and the nature of such restrictions or limitations, if any; and

          (v) any acceleration of exercisability or waiver of termination regarding any Option, based on such factors as the Committee may determine;

     (d) interpret the Plan and prescribe and rescind rules and regulations relating to the Plan.

     The interpretation and construction by the Committee or the Board of Directors of any provisions of the Plan or of any Option granted under it shall be final and binding on all persons. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or any Subsidiary as the Committee shall determine.

18.  Recapitalization and Reorganization

     The number of Plan Shares, the number of Option Shares subject to each outstanding and unexercised Option and the exercise price for such Option Shares, as well as the number of Option Shares for Director Participants set out in Schedule 1, shall be appropriately adjusted for any change in the Common Shares or in the number of Common Shares outstanding by reason of any stock split, stock dividend on the Common Shares payable in Common Shares other than pursuant to any optional stock dividend program, subdivision, combination, reclassification, amalgamation, arrangement, consolidation, rights or warrant offering to purchase Common Shares at or below market price, or any other relevant change or event affecting the Common Shares. Each adjustment to the exercise price for Option Shares pursuant to this provision shall be calculated and rounded to the nearest higher cent. Any fractional shares which might otherwise become subject to an Option as a result of an adjustment pursuant to this paragraph shall be eliminated without any payment therefor.

19.  Conditions of Exercise

     The Plan and each Option shall be subject to the requirement that, if at any time the Committee determines that the listing, registration or qualification of the Common Shares subject to such Option upon any securities exchange or under any provincial, state or federal law, or the consent or approval of any governmental body, securities exchange, or the holders of the Common Shares generally, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of Common Shares thereunder, no such Option may be granted or exercised in whole or in part unless such

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     listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

20.  Loans

     The Board of Directors may, in its discretion, but subject always to section 44 of the Corporations Act, grant loans, on such terms as are permitted by law and the Board of Directors may determine, to Optionees, who are employees of the Corporation or its subsidiaries, to enable them to purchase Option Shares, provided that all Common Shares purchased with the proceeds of such loans shall be held by a trustee until the Corporation has been repaid in full.

21.  Notices

     All written notices to be given by the Optionee to the Corporation shall be delivered personally or by registered mail, postage prepaid, addressed as follows:

     Newbridge Networks Corporation
     600 March Road
     Kanata, Ontario
     K2K 2E6
     Attention: Secretary

     Any notice given by the Optionee pursuant to the terms of an Option shall not be effective until actually received by the Corporation at the above address.

22.  Corporate Action

     Nothing contained in the Plan or in an Option shall be construed so as to prevent the Corporation or any Subsidiary of the Corporation from taking corporate action which is deemed by the Corporation or the Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option.

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23.  Amendments

     The Board of Directors shall have the right, in its sole discretion, subject to the prior approval of The Toronto Stock Exchange and, if required, of the holders of Common Shares of the Corporation, to alter, amend, modify or terminate the Plan or any Option granted under the Plan at any time without notice. The Board of Directors shall not, however, alter, amend or modify Schedule I more often than once every six months other than to comport with changes to applicable tax and employee benefit laws and the respective rules and regulations thereunder. No such amendment, however, may, without the consent of the Optionee or the transferee of an Option pursuant to paragraph 14, alter or impair any rights or increase any obligations with respect to an Option previously granted under the Plan.

24.  Amendment and Consolidation of Prior Plans

     This Plan amends, consolidates and restates each of the Newbridge Networks Corporation 1989-1994 Stock Option Plan for United States Subsidiaries, the Newbridge Networks Corporation Canadian Key Employee Stock Option Plan and the Newbridge Networks Corporation United Kingdom Key Employee Stock Option Plan (together, the "Prior Plans"), and the terms and provisions of this Plan shall be deemed to supersede and replace the terms and provisions of each of the Prior Plans. No provision of this Plan, however, may, without the consent of the Optionee, alter or impair any rights or increase any obligations with respect to an option granted under the Prior Plans prior to the effective date of this Plan.

25.  Change in Control

     In the event of a "Change in Control", as defined below, unless otherwise determined by the Committee or the Board of Directors prior to the occurrence of such Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable shall become fully exercisable effective one day prior to the date of such Change of Control. In addition, the value of all outstanding Options shall, unless otherwise determined by the Committee or the Board of Directors at or after the Date of Grant, be cashed out on the basis of the "Change in Control Price", as defined below, as of the date such Change in Control is determined to have occurred or such other date as the Committee or the Board of Directors may determine prior to the Change in Control. Outstanding options as of the date of such Change of Control may be cashed out only if the Change in Control Price is higher than the Exercise Price of such outstanding options. Further, the Committee or the Board of Directors shall have the right to provide for the conversion or exchange of any outstanding Options into or for options, rights or other securities in any entity participating in, or resulting from, the Change in Control.

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     For purposes of the Plan, a "Change in Control" means the happening of any of the following:

     (a) When any "person", together with any "affiliate" or "associate" of such person, as such terms are defined by the Corporations Act (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee), or a group of persons acting jointly or in concert with one another, hereafter acquires the "beneficial ownership", as defined in the Corporations Act, of, or control or direction over, directly or indirectly, securities of the Corporation representing 20 percent or more of the combined voting power of the Corporation's then outstanding securities; or

     (b) The occurrence of a transaction requiring shareholder approval involving the acquisition of the Corporation by an entity other than the Corporation or a Subsidiary through purchase of assets, by amalgamation or otherwise.

     For purposes of the Plan, "Change in Control Price" means the highest price per Common Share paid in any transaction reported on The Toronto Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual change in control of the Corporation at any time during the preceding 60-day period as determined by the Committee or the Board of Directors.

26.  Termination of Plan

     Except as otherwise provided herein, Options may be granted only within the ten year period from the date the Plan has been adopted by the Board of Directors. The termination of the Plan shall have no effect on outstanding Options, which shall continue in effect in accordance with their terms and conditions and the terms and conditions of the Plan, provided that no Option may be exercised after the tenth anniversary of its Date of Grant.

27.  Further Assurances

     Each Participant or Director Participant shall, when requested to do so by the Corporation, sign and deliver all such documents relating to the granting or exercise of Options deemed necessary or desirable by the Corporation.

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28.  Governing Law

     The Plan is established under the laws of the Province of Ontario, and the rights of all parties and the construction and effect of each provision of the Plan shall be according to the laws of the Province of Ontario.


DATED the 21st day of October, 1991, as amended the 13th day of September, 1993, the 6th day of June, 1995, the 5th day of July, 1996 and the 3rd day of June, 1997.

NEWBRIDGE NETWORKS CORPORATION

/s/ Terence H. Matthews
---------------------------------
Chairman


/s/ John A. Farmer
---------------------------------
Secretary

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                                  SCHEDULE I

Reason for Grant              Date of Grant                           Option Grant
----------------              -------------                           ------------
Annual service on Board of    Date of each annual meeting of          10,000 Option Shares
Directors                     shareholders at which the
                              Director Participant is elected to
                              the Board of Directors by the
                              shareholders

Annual service as member      Date of each annual meeting of          2,000 Option Shares
of a Standing Committee       shareholders following which
(other than as Chair)         the Director Participants is
                              appointed as a member of a
                              Standing Committee by the
                              Board of Directors

Annual service as Chair of    Date of each annual meeting of          4,000 Option Shares
a Standing Committee          Shareholders following which
                              the Director Participant is
                              appointed as Chair of a Standing
                              Committee by the Board of
                              Directors

Notes:

1. A Director Participant must be a member of the Board of Directors or a Standing Committee of the Board of Directors, as the case may be, as of the Date of Grant.

2. The exercise price of Options granted to Director Participants shall not be lower than the average of the average of the daily high and low board lot trading prices of the Common Shares on The Toronto Stock Exchange for the five days preceding the Date of Grant, rounded to the next highest cent.

3. "Standing Committee" of the Board of Directors means a committee formed by the board to meet on a regular basis over an extended period of time, and which is declared by the Board of Directors to be a Standing Committee, and includes the Audit Committee, the Employee Compensation Committee and the Directors' Affairs Committee.

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